EXHIBIT 10.24
RECENT SETTLEMENTS AND RELEASES WITH CREDITORS

                      Settlement Agreement

    This Settlement Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) and Liberty Transfer Co., it's affiliates, agents or assigns hereinafter referred to as "Liberty ", who for longer than the past 5 years has served as a stock transfer company and consultant for Equity Growth Systems being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                            Preamble:

    WHEREAS, Liberty has provided acted as a stock transfer agentcert and has provided consulting services for the benefit of the Company and has submitted in writing it's claim for payment for services rendered and all costs incurred in the amount of approximately $9,100.00 for services rendered, and has offered to settle all claims he may have under employment, accounting, consulting and creditor relationships with Equity Growth Systems, as hereinafter described:

    NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

                           Witnesseth:

First:        Terms of Settlement

    Liberty and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, on the following terms:

C. In full payment of all obligations to Liberty and it's affiliates owed by Equity Growth Systems, Inc., and its affiliates, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them, Equity Growth Systems will, within 7 days after receipt of a copy of this signed agreement shall pay to Liberty the sum of $3,600.00.

D. Liberty hereby relinquishes all rights under any agreements between him or his affiliates and Equity Growth Systems and its affiliates, other than those created by this Agreement.

E. Liberty will cooperate with present and successor management and present and future accounting firms or persons concerning work that Liberty has performed for the Company.

Second   Mutual Releases

    In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

Third:   Miscellaneous

3.1 Amendment.
    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2 Notice.
    All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                    To Equity Growth Systems:
    902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
           Attention: Charles J. Scimeca,  President.

                              To  :
                       Liberty Transfer Co.
                    23 Green Street, Box 558
                   Huntington, New York 11743

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.
3.3 Merger.

    This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4 Survival.

    The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5 Severability.

    If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6 Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7 Indemnification.

    Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted. 3.8 Litigation.

    In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

3.9 Benefit of Agreement.

    The terms and provisions of this  Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.10     Captions.

    The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

    The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

    Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

3.14     Counterparts.

(a) This Agreement may be executed in any number of counterparts.

(b) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.
                                 *                               *

    IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed effective as of the ____ day of November, 1998.

Signed, sealed and delivered
    In Our Presence:

                                              Equity Growth Systems, inc.
---------------------------------

_________________________________      By:
                                       ---------------------------------
                                             Charles J. Scimeca, President
(CORPORATE SEAL)

                                                      Liberty :
---------------------------------

---------------------------------      ---------------------------------
                                                  Liberty Transfer Co.
                                               Al Sander, for the firm

                      Settlement Agreement

         This Settlement Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) and Baum & Company, P.A., a Florida Corporation, hereinafter referred to as "Baum", it's affiliates, agents or assigns, who for longer than the past 5 years has served as an accountant and consultant for Equity Growth Systems being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").

                            Preamble:

    WHEREAS, Baum has provided certain accounting and consulting services for the benefit of the Company and has submitted in writing his claim for payment for services rendered and all costs incurred in the amount of $8,000.00 for services rendered, and has offered to settle all claims he may have under employment, accounting, consulting and creditor relationships with Equity Growth Systems, as hereinafter described:

    NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:


                           Witnesseth:

First:        Terms of Settlement

    Baum and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, on the following terms:

F. In full payment of all obligations to Baum and his affiliates owed by Equity Growth Systems, Inc., and its affiliates, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them, Equity Growth Systems will, within 7 days after receipt of a copy of this signed agreement shall pay to Baum the sum of $2,000.00.

G. Baum hereby relinquishes all rights under any agreements between him or his affiliates, agents or assigns, and Equity Growth Systems and its affiliates, other than those created by this Agreement.

H. Baum will cooperate with present and successor management and present and future accounting firms or persons concerning work that Baum has performed for the Company.


Second   Mutual Releases

    In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

Third:   Miscellaneous

3.1 Amendment.

    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2 Notice.
    All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                    To Equity Growth Systems:
    902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
           Attention: Charles J. Scimeca,  President.

                             To Baum:
                       Baum & Company, P.A.
                1515 University Drive, Suite 209
                  Coral Springs, Florida 33071

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

3.3 Merger.

    This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4 Survival.

    The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5 Severability.

    If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6 Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7 Indemnification.

    Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8 Litigation.

    In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

3.9 Benefit of Agreement.

    The terms and provisions of this  Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.10     Captions.

    The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

    The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

    Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

3.14     Counterparts.

(a) This Agreement may be executed in any number of counterparts.

(b) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.
                                 *                               *

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed ef- fective as of the ____ day of November, 1998.

Signed, sealed and delivered
    In Our Presence:

                                            Equity Growth Systems, inc.
---------------------------------

_________________________________      By:
                                       ---------------------------------
                                            Charles J. Scimeca, President
(CORPORATE SEAL)

                                                          Baum:
---------------------------------

---------------------------------      ---------------------------------
                                               Saul B. Baum & Company
                                               Joel Baum, for the firm

                      Settlement Agreement

    This Settlement Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) and Saul B. Lipson & Company, a Florida Corporation, hereinafter referred to as "Lipson", it's affiliates, agents, assigns who for longer than the past 5 years has served as an accountant and consultant for Equity Growth Systems being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").


                            Preamble:

    WHEREAS, Lipson has provided certain accounting and consulting services for the benefit of the Company and has submitted in writing his claim for payment for services rendered and all costs incurred in the amount of $8,000.00.00 for services rendered and has offered to settle all claims he may have under employment, accounting, consulting and creditor relationships with Equity Growth Systems, as hereinafter described:

    NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:


                           Witnesseth:

First:        Terms of Settlement

    Lipson and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, on the following terms:

I. In full payment of all obligations to Lipson and his affiliates owed by Equity Growth Systems, Inc., and its affiliates, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them, Equity Growth Systems will, within 7 days after receipt of a copy of this signed agreement shal pay to Lipson the sum of $2,000.00.

J. Lipson hereby relinquishes all rights under any agreements between him or his affiliates and Equity Growth Systems and its affiliates, other than those created by this Agreement.

K. Lipson will cooperate with present and successor management and present and future accounting firms or persons concerning work that Lipson has performed for the Company.


Second   Mutual Releases

    In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.


Third:   Miscellaneous

3.1 Amendment.

    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2 Notice.

    All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                    To Equity Growth Systems:
    902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
           Attention: Charles J. Scimeca,  President.

                         To : Mr. Lipson:
                     Saul B. Lipson & Company
                1515 University Drive, Suite 222
                  Coral Springs, Florida 33031


or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

3.3 Merger.

    This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4 Survival.

    The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5 Severability.

    If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6 Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

3.7 Indemnification.

    Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8 Litigation.

    In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

3.9 Benefit of Agreement.

    The terms and provisions of this  Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.10     Captions.

    The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

    The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

    Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

3.14     Counterparts.

(a) This Agreement may be executed in any number of counterparts.

(b) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

                                 *                               *


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed ef- fective as of the ____ day of November, 1998.

Signed, sealed and delivered
    In Our Presence:

                                           Equity Growth Systems, inc.
---------------------------------

_________________________________      By:
                                       ---------------------------------
                                            Charles J. Scimeca, President
(CORPORATE SEAL)

                                                    Mr. Lipson:
---------------------------------

---------------------------------      ---------------------------------
                                           Saul B. Lipson & Company
                                       Saul B Lipson, for the firm

                      Settlement Agreement

    This Settlement Agreement (the "Agreement") is made and entered into by and among Equity Growth Systems, inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Securities and Exchange Act of 1934, as amended ("Equity Growth Systems" and the "Exchange Act," respectively) and Leo J. Paul, his affiliates, agents, or assigns, and any entity Mr. Paul may do business as an officer, director, stockholder, or partner, Hereinafter referred to as Mr. Paul, who for longer than the past 5 years has served as an accountant and consultant for Equity Growth Systems being collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").


                            Preamble:

    WHEREAS, Mr. Paul has provided certain accounting and consulting services for the benefit of the Company and has submitted in writing his claim for payment for services rendered and all costs incurred in the amount of $22,500.00 for services rendered, and has offered to settle all claims he may have under employment, consulting and creditor relationships with Equity Growth Systems, as hereinafter described:

    NOW, THEREFORE, in consideration of the premises, as well as the mutual covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:


                           Witnesseth:

First:        Terms of Settlement

    Mr. Paul and Equity Growth Systems hereby agree to settle all of their outstanding claims against each other and their members, partners, officers, directors, agents and affiliates, on the following terms:

L. In full payment of all obligations to Mr. Paul and his affiliates owed by Equity Growth Systems, Inc., and its affiliates, from the beginning of time until the date of this Agreement, as well as in consideration for the extinguishment of all agreements between them, Equity Growth Systems will, within 7 days after receipt of a copy of this signed agreement shall pay to Mr. Paul the sum of $9,000.00.

M. Mr. Paul hereby relinquishes all rights under any agreements between him or his affiliates and Equity Growth Systems and its affiliates, other than those created by this Agreement.

N. Mr. Paul will cooperate with present and successor management and present and future accounting firms or persons concerning work that Mr. Paul has performed for the Company.


Second   Mutual Releases

    In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Parties hereby each release, discharge and forgive the other, and each of the others' members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.

Third:   Miscellaneous

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

3.1 Amendment.

    No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

3.2 Notice.

    All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or unaudited mail, return receipt requested, postage prepaid, addressed as follows:

                    To Equity Growth Systems:
    902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
           Attention: Charles J. Scimeca,  President.

                           To Mr. Paul:
                           Leo J. Paul
                        407 Lincoln Road
                            Ste 4-C
                      Miami, Florida 33139

or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

3.3 Merger.

    This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

3.4 Survival.

    The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

3.5 Severability.

    If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

3.6 Governing Law.

    This Agreement shall be construed in accordance with the laws of the State of Florida and any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder shall, to the extent legally permitted, be held in Palm Beach County, Florida.

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

3.7 Indemnification.

    Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise; provided that, such claims are asserted by third parties unrelated to the Parties. In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party shall be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

3.8 Litigation.

    In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

3.9 Benefit of Agreement.

    The terms and provisions of this  Agreement  shall be binding upon and inure
to  the  benefit  of  the   Parties,   their   successors,   assigns,   personal
representatives, estate, heirs and legatees.

3.10     Captions.

    The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

3.11     Number and Gender.

    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

3.12     Further Assurances.

    The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

3.13     Status.

    Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship, rather, the relationships established hereby are those of settling debtor and creditor.

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

3.14     Counterparts.

(a) This Agreement may be executed in any number of counterparts.

(b) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(c) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

                                 *                               *


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed ef- fective as of the ____ day of November, 1998.

Signed, sealed and delivered
    In Our Presence:

                                            Equity Growth Systems, inc.
---------------------------------

_________________________________      By:
                                       ---------------------------------
                                          Charles J. Scimeca, Acting President
(CORPORATE SEAL)

                                                      Mr. Paul:
---------------------------------

-------------------------------         By:
                                       _____________________________________

                                         Leo J. Paul

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